SUPPLEMENT DATED OCTOBER 20, 2008

TO PROSPECTUSES DATED OCTOBER 20, 2008

FOR SUN LIFE FINANCIAL MASTERS ACCESS NY
SUN LIFE FINANCIAL MASTERS EXTRA NY
SUN LIFE FINANCIAL MASTERS CHOICE NY
SUN LIFE FINANCIAL MASTERS FLEX NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The following optional living benefit riders described in the above-cited Prospectuses are not currently available on Contracts issued in New York:

Retirement Income Escalator II
Income ON Demand II
Income ON Demand II Escalator
Income ON Demand II Plus

The Travel Assistance Program described in the above-cited Prospectuses is not currently available on Contracts issued in New York.

All references in the Prospectuses to the Travel Assistance Program and the above-cited optional living benefits should be disregarded.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Masters (NY)